EXHIBIT 10.23

UBS Bank USA
Variable Credit Line Account Number: (if applicable)
5V	66301	FG
Fixed Credit Line Account Number: (if applicable)
5F
Credit Line Account Application and		SS#/TIN	94-3031310
Agreement for Organizations and Businesses	HB		Internal Use Only

For Internal Use Only Variable Credit Line Account at UBS Bank USA
AXT INC	5V	66301	FG
Fixed Credit Line Account at UBS Bank USA	5F

Collateral Account(s) at UBS Financial Services Inc. Insert the information below for each UBS financial Services Inc. account to be pledged to secure the Borrower's credit line.
Full Collateral (Securities) Account Title	Branch	Account Number	FA#
1) AXT INC	FG	09583	SM
2)
3)
4)
5)
6)

Credit Line Account
Select the type of credit line account:
☑ Variable Credit Line Account
☐ Fixed Credit Line Account
☐ Both
It you do not indicate your preference you will be deemed to have selected the "Both" option.
Account Ownership	Select the Organization/Business Structure;
	☑ Corporation ☐ Corp-Subchapter ‘S’ ☐ Limited Liability Company (LLC)	☐ Fed Charter-Credit Union ☐ Foundation-not for profit	☐ Fed Charter-Trust Co. ☐ Govt Agency-Federal
	☐ Limited Liability Partnership (LLP)	☐ Endowment-not for profit	☐ Govt Agency-Local Ent
Any changes or corrections	☐ Limited Liability-Limited Partnership (LLP)	☐ State Charter-S&L Bank ☐ State Charter-Saving Bank	☐ Govt Agency-State
to the information on this	☐ Sole Proprietorship	☐ State Charter-Comm Bank
application must be initiated	☐ Partnership-General	☐ State Charter-Trust Co.
by you.	☐ Partnership-Limited	☐ State Charter-Credit Union
	☐ Associated	☐ State Charter-Indus Loan
	☐ Partnership-Invest Club	☐ Fed Charter-Savings Assoc
	☐ Invest Club Membership	☐ Fed Charter-Nat’l Bank

Borrower Information This section should be completed by Organization/Business. Borrower
Organization/Business Name		Location of Address
Organization/Business is (please complete each item that applies):		☑ Business - Primary		☐Other ( please specify )
1) ☑ Incorporated	☐ Unincorporated
2) ☑ For Profit	☐ Not For Profit	Street Address (if a P.O. Box, complete the Additional Address information on page 3 .): 4281 TECHNOLOGY DRIVE
Industry Group (e.g., Construction, Service, etc.):
		City: FREMONT	State: CA	ZIP: 94538-6339
Business Telephone Number:
Is the Organization/Business publicly listed?	☐ No ☑ Yes; specify:	510.683.5900

NASDAQ-NMS	AXTI
Exchange (NYSE, AMEX, or NASDAQ)	Ticker Symbol

Place of Formation / Incorporation
☑ USA (if formed/incorporated, specify State):	Deleware
☐ Other (specify)
TIN 94-303 1310	Date of Incorporation / Establishment:
March 21, 1997

UBS Bank USA
Variable Credit Line Account Number: (if applicable)
5V	66301	FG
Fixed Credit Line Account Number: (if applicable)
5F
SS#/TIN	94-3031310
Internal Use Only

Borrower Financial and Ownership information
Annual Income:	Liquid Assets:	Is the Borrower an officer or member of the board of directors of UBS AG,
$2,000,000	$20,000,000	its subsidiaries or affiliates?*
Net Worth:	Fiscal Year End (Indicate month)	☐ Yes ☒ No If yes specify:
$40,000,000	December
		Subsidiary or Affiliate	Employee Name and SS#
Do you receive a substantial amount of the your revenue/wealth (over 50%) (trade/export) from a country outside of the United States? ☐ Yes ☒ No If yes specify:
Is the Borrower an immediate family member of an executive officer or member of the board of directors of UBS AG? Immediate family member means a spouse or any relative in the Borrower’s household to whom the Borrower lends financial support.

Country(ies):		☐ Yes ☒ No If yes specify:
Does the Borrower own 10% or more of the shares of any publicly traded company? ☐ Yes ☒ No If yes, please specify company and %:
	%	Subsidiary or Affiliate	Employee Name and SS#

Are any of the Borrowers, business owners of directors/principle officers a control person of UBS AG or its subsidiaries or affiliates?*		Will any of the loan proceeds be used to repay any debt or obligation owed to, or purchase an asset from. UBS AG or its subsidiaries or affiliates? ☐ Yes ☒ No If yes, please specify:
☐ Yes ☒ No If yes, please specify company and %:		Subsidiary or Affiliate
%

*For purposes these questions, “control” means a person or entity that either (a) owns, controls or has the power to vote 25% or more of any class of voting securities, (b) has the ability to control the election of the majority of the directors of a company, or (c) has the power to exercise a controlling influence over management policies. A person of entity is presumed to have control of a company if the person or entity owns, controls or has the power to vote 10% or more of any class of voting securities of the company and (i) the person is an executive officer or director of the company or (ii) no other person has a greater percentage of that class voting securities.

Principal Officer/Beneficial Owner
Complete this section for the Principal Officer(s) of the borrower, or beneficial owner for an LLC. To include additional principal officers please photocopy this page and submit it with application.

Principal Officer Name		SS#	Principal Officer Name		SS#
PHIL C.S. YIN			WILSON W. CHEUNG
Country of Citizenship:		Date of Birth	Country of Citizenship:		Date of Birth

☑ USA	☐	Other (specify)	☑ USA	☐	Other (specify)

Passport/CEDULA and Green Card #: (if non-U.S. and no SS# specified)			Passport/CEDULA and Green Card #: (if non-U.S. and no SS# specified)
US Passport	/	217343245	US Passport	/	204343845

Passport/CEDULA Country of Issuance:			Passport/CEDULA Country of Issuance:

Street Address:			Street Address:

City:	State:	ZIP	City:	State:	ZIP

Telephone Number:			Telephone Number:

UBS Bank USA
Variable Credit Line Account Number: (if applicable)
5V	66301	FG
Fixed Credit Line Account Number: (if applicable)
5F
SS#/TIN	94-3031310
Internal Use Only

Credit Line Account Features Check Writing If you would like to receive Credit Line checks for your credit line account, Please enroll below.	Alternate Mailing Address for Checks Print the mailing address for the delivery of checks if different from the address on the checks:
☐ Check here if you would like Credit Line checks.
Checks will be in the name of the Borrower.
Please print the address that you would like to appear on your checks.	Wire Instructions for Loan Payment: (in US dollars) Bank Name: UBS AG
Wire System Address: ABA 026007993

For Further Credit to the Account of: UBS Bank USA
Account Number: 101-WA-792479-000

For the Benefit of: Full Name
Account Number: 5[F or V] 00000

Senior Political Affiliation
I)
Is client, any authorized signatories, beneficial owners, trustees, power of attorneys or other individuals with authority to effect transactions a current U.S. political official (as defined in B below)?  ☒ No ☐ Yes If yes, complete:

A) Official’s Name:
B) Current Position:	☐ President	☐ Vice President	☐ US Cabinet Member
	☐ Member of the House of Representatives		☐ Supreme Court Justice
	☐ Chairman of the Joint Chiefs of Staff		☐ Governor
☐ Senator

C) Relationship to Client(s):	☐ Self	☐ Immediate family member	☐ Close associate
☐ Associated with business or trust

II)
Is client, any authorized signatories, beneficial owners, trustees, power of attorneys or other individuals with authority to effect transactions, or any of their immediate family members or close associates a current or former Senior non-U.S. political official, or Senior/Influential representative of a major non-U.S. political party or state owned enterprise of national importance? ☒  No ☐  Yes If yes, complete:

Political Official's Name:
Current of Former Position:

Relationship to Client(s):	☐ Self	☐ Immediate family member	☐ Close associate

☐ Associated with business or trust

Duplicate Party Addendum
Complete this section for each Duplicate Party to receive a duplicate credit line account statement.

Name:	Country Of Citizenship:

Street Address:	☐ USA ☐ Other (specify):
	City:	State:	Zip:

Additional Address Information
If the Borrower's mailing address is a P.O. Box please provide a legal residence address below.

First Name:	Last Name:	Street Address:

Location of Address:
☐ Business - Primary
☐ Business - Secondary		City:	State:	Zip:

☐ Other (Specify):

UBS Bank USA
Variable Credit Line Account Number: (if applicable)
5V	66301	FG
Fixed Credit Line Account Number: (if applicable)
5F
SS#/TIN	94-3031310
Internal Use Only
Credit Line Agreement

Borrower Agreement

BY SIGNING BELOW, THE BORROWER UNDERSTANDS, ACKNOWLEDGES AND AGREES THAT:

A
The Borrower has received and read a copy of this Borrower Agreement, the attached Credit Line Account Application and Agreement (including the Credit line Agreement following this Borrower Agreement) and the Loan Disclosure Statement explaining the risk factors that the Borrower should consider before obtaining a loan secured by the Borrowers securities account. The Borrower agrees to be bound by the terms and conditions contained in the Credit Line Account Application and Agreement (including the Credit Line Agreement following this Borrower Agreement) (which terms and conditions are incorporate by reference). Capitalized terms used in this Borrower Agreement have the meanings set forth in the Credit line Agreement.

B
THE BORROWER UNDERSTANDS AND AGREES THAT UBS BANK USA MAY DEMAND FULL OR PARITAL PAYMENT OF THE CREDIT LINE OBLIGATIONS, AT ITS SOLE OPTION AND WITHOUT CAUSE, AT ANY TIME, AND THAT NEITHER FIXED RATE ADVANCES NOR VARIABLE RATE ADVANCES ARE EXTENDED FOR ANY SPECIFIC TERM OR DURATION. THE BORROWER UNDERSTANDS AND AGREES THAT ALL ADVANCES ARE SUBJECT TO COLLATERAL MAINTENANCE REQUIREMENTS, THE BORROWER UNDERSTANDS THAT UBS BANK. USA MAY, AT ANY TIME, IN ITS DISCRETION, TERMINATE AND CANCEL THE CREDIT LINE REGARDLESS OF WHETHER OR NOT AN EVENT HAS OCCURRED.

C
UNLESS DISCLOSED IN WRITING TO UBS BANK USA AT THE TIME OF THIS AGREEMENT, AND APPROVED BY UBS BANK USA, THE BORROWER AGREES NOT TO USE THE PROCEEDS OF ANY ADVANCE EITHER TO PURCHASE, CARRY OR TRADE IN SECURITIES OR TO REPAY ANY DEBT (I) USED TO PURCHASE, CARRY OR TRADE IN SECURITIES OR (II) TO ANY AFFILIATE OF UBS BANK USA. THE BORROWER WILL BE DEEMED TO REPEAT THIS AGREEMENT EACH TIME THE BORROWER REQUESTS AN ADVANCE.

D
THE BORROWER UNDERSTANDS THAT BORROWING USING SECURITIES AS COLLATERAL ENTAILS RISKS, SHOULD THE VALUE OF THE SECURITIES IN THE COLLATERAL ACCOUNT DECLINE BELOW THE REQUIRED COLLATERAL MAINTENANCE REQUIREMENTS, UBS BANK USA MAY REQUIRE THAT THE BORROWER POST ADDITIONAL COLLATERAL REPAY PART OF ALL OF THE BORROWER'S LOAN AND/OR SELL THE BORROWER'S SECURITIES. ANY REQUIRED LIQUIDATIONS MAY INTERRUPT THE BORROWER'S LONG-TERM INVESTMENT STRATEGIES AND MAY RESULT IN ADVERSE TAX CONSEQUENCES.

E	Neither UBS Bank USA nor UBS financial Services Inc. provides legal or tax advice and nothing herein shall be construed as providing legal or tax advice.
F
Upon execution of this Credit line Account, Application and Agreement, the Borrower declares that all of the information requested in the Application and supplied by the Borrower is true and accurate and further agrees to promptly notify UBS Bank USA in writing of any material changes to any or all information contained in the Application including information relating to the Borrower’s financial situation.

G
Subject to any applicable financial privacy laws and regulations, data regarding the Borrower and the Borrower’s securities accounts may be shared with UBS Bank USA affiliates. Subject to any applicable financial privacy laws and regulations, the Borrower requests that UBS Bank USA share such personal financial data with non-affiliates of UBS Bank USA as is necessary or advisable to effect, administer of enforce or to service, process or maintain, all transactions and accounts contemplated by this Agreement.

H
The Borrower authorizes UBS Bank USA and UBS Financial Services Inc. to obtain a credit report of other credit references concerning the Borrower (including making verbal or written Inquiries concerning credit history) or to otherwise verify or update credit information given to UBS Bank USA at any time. The Borrower authorizes the release of this credit report or other credit information to UBS Bank USA affiliates as it deems necessary or advisable to effect, administer or enforce, or to service, process or maintain all transactions and accounts contemplated by this Agreement, and for the purpose of offering additional products, from time to time, to the Borrower. The Borrower authorities UBS Bank USA to exchange Borrower information with any party it reasonably believes is conducting a legitimate credit inquiry in accordance with the Fair Credit Reporting Act, UBS Bank, USA may also share credit or other transactional experience with the Borrower’s designated UBS Financial Services Inc. Financial Advisor or other parties designated by the Borrower.

I
UBS Bank USA is subject to examination by various federal, state and self-regulatory organizations and the books and records maintained by UBS Bank USA are subject to inspection and subpoena by these regulators and by federal, state, and local law enforcement officials. The Borrower also acknowledges that such regulators and officials may, pursuant to treaty or other arrangements, in turn disclose such information to the officials of regulators of other countries, and that U.S. courts may be required to compel UBS Bank USA to disclose such information to the officials & regulators of the countries. The Borrower agrees that UBS Bank USA may disclose to such regulators and officials information about the Borrower and transactions in the credit line account or other accounts at UBS Bank USA without notice to the Borrower. In addition, UBS Bank USA may in the context of a private dispute be required by subpoena or other judicial process to disclose information or produce documentation related to the Borrower, the credit line account or other accounts at UBS Bank USA. The Borrower acknowledges and agrees that UBS Bank USA reserves the right, in its sole discretion, to respond to subpoenas and judicial process as it deems appropriate.

J
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When the Borrower opens an account with UBS Bank USA. UBS Bank USA will ask for the Borrower’s name, address and other information that will allow UBS Bank USA to identify the Borrower. UBS Bank USA may also ask to see other Identifying documents, UBS Financial Serves Inc. and UBS Bank USA are firmly committed to compliance with all applicable laws, rules and regulations, including those related to combating money laundering. The Borrower understands and agrees that the Borrower must take necessary steps to comply with the anti-money laundering laws and regulations of the Borrower’s country of origin, country of residence and the sites of the Borrower's transaction.

K
UBS Bank USA and its affiliates will act as creditor’s and. accordingly, their interests may be inconsistent with, and potentially adverse to, the Borrower’s Interests. As a lender and consistent with normal lending practice, UBS Bank USA may take any steps necessary to perfect its interests in the Credit line, issue a call for additional collateral or force the sale of the Borrower's securities if the Borrower's actions or inactions call the Borrower's creditworthiness into question, Neither UBS Bank USA nor UBS Financial Services Inc.  will act as Client investment advisor with respect to any liquidation. In fact UGS Bank USA will act as a creditor and UBS financial Services Inc. will act as securities intermediary.

L
The Borrower understands that, if the Collateral Account is a managed account with UBS Financial Services Inc.. (i) in addition to any fees payable to UBS Financial Services Inc. in connection with the Borrower’s managed account, interest will be payable to the Bank on an amount advanced to the Borrower in connection with the Credit Line Account, and (ii) the performance of the managed account might not exceed the managed account fees and the interest expense payable to the Bank in which case the Borrower’s overall rate of return will be less than the costs associated with the managed account.

M
UBS Bank USA may provide copies of all credit line account statements to UBS Financial Services Inc. and to any Guarantor, The Borrower acknowledges and agrees that UBS Bank USA may share any and all information regarding the Borrower and the Borrower’s accounts at UBS Bank USA with UBS Financial Services Inc. UBS Financial Services Inc. may provide copies of all statements and confirmations concerning each Collateral Account to UBS Bank USA at such times and in such manner as UBS Bank USA may request and may share with UBS Bank USA any and all information regarding the Borrower and the Borrower's accounts with UBS Financial Services Inc.

IN WITNESS WHEREOF, the undersigned (*Borrower*) has signed this Agreement, or has caused this Agreement to be signed in its name by its duly authorized representative, as of the date indicated below.

DATE:
12/15/08

By:	/s/ PHIL YIN	Title:	CEO
	(Signature of Authorized Signatory of Borrower)* PHIL YIN		(Title of Authorized Signatory of Borrower)
By:	/s/ WILSON CHEUNG	Title:	CFO
	(Signature of Authorized Signatory of Borrower)* WILSON CHEUNG		(Title of Authorized Signatory of Borrower)

The authorized signatory of the Borrower must be one of the Authorized Persons designated on the applicable USB Bank USA supplemental form executed by the Borrower (e.g., the Supplemental Corporate Resolution Form (HP Form)).